Walden Certified Public Accountant

4800 North Federal Highway

Suite A-301

Boca Raton, FL 33431

(561) 395-0323 (office)

(561) 395-1424 (fax)

Member:

American Institute of CPA's

Florida Institute of Certified Public Accountants

July 31st, 2004

I consent to the use, in the Form 10-SB, of my Auditor's Report in tis entirety only dated July 9, 2004, on the financial statements of FalconTarget, Inc. as of June 30th, 2004. This, however, is not an endorsement of any other sections of the said Form 10-SB which are management's responsibility.

/s/ Linda Walden

Linda Walden, CPA

Boca Raton, FL